Financial Instruments	12 Months Ended
Jun. 30, 2016
Financial Instruments

13. Financial Instruments

The Company’s financial assets and financial liabilities are as follow:

	As at June 30, 2016	As at June 30, 2015
Cash	$7,759	$5,333
Accounts receivable	63,018	55,275
Equity hedge	1,114	—

	$71,891	$60,608

Accounts payable	$8,946	$2,230
Other accrued liabilities	47,583	62,040
Class B Series Two and Three share liability	10,449	7,349
Long-term debt (including portion due within one year)	272,825	204,936
Conversion right on 6.25% Convertible Debentures	190	9
Other long term liabilities	19,831	17,423

	$359,824	$293,987

The carrying amounts of cash, accounts receivable, accounts payable, and other accrued liabilities approximate fair value because of the short-term maturity of these items. The carrying amount of long-term debt, which bears interest at both fixed and floating rates, also approximates fair value.

The equity hedge was measured at fair value using appropriate valuation methodologies which includes using the forward price on the Company’s stock. The fair value of the Class B Series Three common share liability is based upon an amount equal to the weighted average trading price of the STI common shares for the 10 consecutive trading days immediately prior to the date of valuation. Other long term liabilities consist primarily of insurance reserves which are valued upon actuarial analysis.

The fair value of a financial instrument is the amount of consideration that could be agreed upon in an arm’s length transaction between knowledgeable willing parties who are under no compulsion to act. In certain circumstances, however, the initial fair value may be based upon other observable current market transactions in the same instrument, without modification or on a valuation technique using market-based inputs.

Fair value measurements are categorized using a fair value hierarchy that reflects the significance of inputs used in determining the fair values:

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Quoted prices in active markets for similar assets or liabilities or valuation techniques where significant inputs are based on observable market data.

Level 3: Valuation techniques for which any significant input is not based on observable market data.

Each type of fair value is categorized based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair values of the Company’s financial assets and liabilities measured on a recurring basis were categorized as follows:

As at June 30, 2016
	Level 1	Level 2	Level 3	Total
Interest rate swap	$—	$216	$—	$216
Equity hedge asset	—	(1,114)	—	(1,114)
Class B Series Three common share liability	—	10,449	—	10,449
Conversion right on US$ 6.25% Convertible Debentures	—	—	190	190

Net liabilities	$—	$9,551	$190	$9,741

As at June 30, 2015
	Level 1	Level 2	Level 3	Total
Interest rate swap	$—	$337	$—	$337
Class B Series Three common share liability	—	7,349	—	7,349
Conversion right on US$ 6.25% Convertible Debentures	—	—	9	9

	$—	$7,686	$9	$7,695

The following tables summarize the changes in the Company’s level 3 financial instrument for the twelve months ended June 30, 2016 and 2015, respectively.

Conversion rights on US$ 6.25% Convertible Debentures
For the twelve months ended June 30,	2016	2015
Balance at June 30,	$9	$236
Total unrealized loss (gain):
Non-cash loss (gain) on conversion feature	177	(231)
FX impact on conversion feature	4	4

Balance at June 30,	$190	$9

The increase in the fair value of the conversion rights was driven largely by the change in the Company’s stock price volatility which increased to 26.5% from 17.0% in the twelve months ended June 30, 2016. The decrease in fair value of the conversion rights was driven by an increase in the bond yield from 2.83% to 6.01% in the twelve months ended June 30, 2015.

The Company uses a binomial model to fair value the conversion rights on the 6.25% Convertible Debentures which takes into account the Company’s stock price volatility, the bond yield and other market factors. This is considered a level 3 value due to the sensitivity of the model to movements in volatility which is not directly observable. The change in fair value of the conversion rights led to a loss of $0.2 million in the consolidated statement of operations for the year ended June 30, 2016.

The Company has exposure to interest rate risk, foreign currency exchange risk, equity risk and credit risk. The Company’s management has overall responsibility for the establishment of the Company’s risk management framework, with oversight provided by the Board of Directors.

Interest Rate Risk

The Company’s interest rate risk primarily arises from its variable rate borrowings under the senior credit facility, which bears a floating rate of interest. The Company manages its interest rate exposure by using a combination of fixed and variable rate debt as well as through an interest rate swap that the Company has in place for a notional amount of $50.0 million of credit facility borrowings. The swap has not been designated as a hedge for accounting purposes therefore the changes in fair value of the interest rate swap are recorded in the condensed consolidated statement of operations. The Company recorded a non cash gain of $0.1 million for both years ended June 30 2016 and 2015, in connection with the changes in fair value of the swap, which is included in the consolidated statement of operations as a component of interest expense. The value of the interest rate swap at June 30, 2016 represents a liability of $0.2 million all of which is recorded in other current liabilities. The value of the interest rate swap at June 30, 2015 represented a liability of $0.3 million of which $0.2 million is recorded in other current liabilities and the remaining is recorded in other liabilities. The Company has secured fixed rate financing in the form of its Senior Secured Notes and its Convertible Debentures.

At June 30, 2016, the Company had $155.1 million in outstanding senior indebtedness (comprised of $120.1 million in revolving credit facility borrowings and $35.0 million in fixed rate Senior Secured Notes) as well as $117.7 million in fixed rate Convertible Debentures.

A 100 basis point change in interest rates, with all other variables held constant, applied to the outstanding credit facility borrowings as at June 30, 2016, would result in an annual change in interest expense and a corresponding change in cash flows of approximately $0.7 million.

Foreign Currency Exchange Risk

The Company managed its exposure to currency fluctuations through foreign currency exchange contracts (“Forward Contracts”) primarily to mitigate the exchange rate risk on the common share dividends. In May 2015, the Company announced that the Board of Directors had approved a change in the currency of the monthly dividend to U.S dollars, effective July 1, 2015. Effective with the announcement, the Company liquidated all of the Forwards Contracts that were outstanding, which had a notional value of $17.5 million. This liquidation resulted in a realized loss of $0.4 million which was recorded in foreign currency loss (gain) in the consolidated statement of operations for the year ended June 30, 2015.

In June 2015, the Company liquidated the foreign exchange forward contract it had in place to cover the principal amount of the Cdn$ 6.75% Convertible Debentures that matured on June 30, 2015. This liquidation resulted in a realized gain of $0.1 million which was recorded in foreign currency loss (gain) in the consolidated statement of operations for the year ended June 30, 2015.

The Company uses cash flows from its Canadian operations to partially mitigate the exchange rate risk on the Convertible Debentures interest payments.

The Company prepares its financial statements in U.S. dollars. In connection with the Company’s Canadian operations, approximately 17.1% of the Company’s consolidated income before taxes are incurred in Canadian dollars. The results of the Canadian operations are translated into U.S. dollars for financial statement reporting purposes.

Changes in the Canadian dollar / U.S. dollar currency exchange rate from period to period will impact the translated U.S. dollar equivalent results of the Canadian operations. The Company recorded a loss of $0.3 million on the translation of the Canadian operations into U.S dollars for the year ended June 30, 2016. The Company recorded a loss of $0.8 million for the year ended June 30, 2016 on the translation of its monthly dividends into U.S. dollars. Both of these transactions are recorded in foreign currency loss (gain) in the consolidated statements of operations.

Equity Risk

In April 2016, the Company entered into an equity hedge with a major Canadian bank to partially mitigate changes in the liability associated with the Class B shares outstanding pursuant to the Company’s EIP plan. The equity hedge has not been designated as a hedge for accounting purposes, therefore the changes in fair value of the equity hedge are recorded in the consolidated statement of operations. The Company recorded a non cash gain for the year ended June 30, 2016, of $1.1 million in connection with the changes in fair value of the hedge, which is included in the consolidated statement of operations as a component of other income. The value of the equity hedge at June 30, 2016 represents an asset of $1.1 million all of which is recorded in other assets.

Credit Risk

The Company is exposed to credit risk in its cash and cash equivalents, accounts receivable and to the credit risk of its derivative financial instrument counterparties if they do not meet their obligations. The Company minimizes the credit risk of cash by depositing such with only reputable financial institutions with federally insured backing. The Company minimizes the credit risk of its derivative financial instruments by dealing only with reputable financial institutions and monitoring the credit risk of these financial institutions. As the Company does not utilize credit derivatives or similar instruments, the maximum exposure to credit risk is the full carrying value of the financial instrument or face value of open derivative financial instruments.

Receivables from the transportation segment are secured by the creditworthiness of local municipalities and agencies. The majority of the customers are local school districts that are funded through a combination of local taxes and funding from state/provincial and federal governments. The Company has historically had excellent collections experience with these customers and believes that these receivables are collectable. Receivables from the oil and gas segment are due from reputable general partners operating large partnerships in the oil and gas industry. Consistent with the Company’s history there were minimal write-offs of accounts receivable during the fiscal years ended June 30, 2016 and 2015.